Back to Form 8-K
Exhibit 10.2

AMENDMENT #2 TO CONTRACT NO. 0654 BETWEEN
GEORGIA DEPARTMENT OF COMMUNITY HEALTH AND
WELLCARE OF GEORGIA, INC.

    This Amendment is between the Georgia Department of Community Health (hereinafter referred to as "DCH" or the "Department") and WellCare of Georgia, Inc. (hereinafter referred to as "Contractor") and is made effective this  28th day of January, 2008 (hereinafter referred to as the "Effective Date").  Other than the changes, modifications and additions specifically articulated in this Amendment #2 to Contract # 0654, RFP#41900-001-0000000027, the original Contract shall remain in effect and binding on and against DCH and Contractor. Unless expressly modified or added in this Amendment #2, the terms and conditions of the original Contract are expressly incorporated into this Amendment #2 as if completely restated herein.

WHEREAS, DCH and Contractor executed a contract for the provision of services to Georgia Healthy Families; and,

WHEREAS, pursuant to Section 4.8.17.1, Network Changes, DCH and Contractor have agreed that Contractor shall notify DCH within seven (7) Business Days of any significant changes to the Provider network or, if applicable, to any Subcontractor's Provider Network; and,

WHEREAS, pursuant to Section 32.0, Amendments in Writing, DCH and Contractor desire to amend the above-referenced Contract by adding additional funding as set forth below.

NOW THEREFORE, for and in consideration of the mutual promises of the Parties, the terms, provisions and conditions of this Amendment and other good and valuable consideration, the sufficiency of which is hereby acknowledged, DCH and Contractor hereby agree as follows:

I.  To delete the current Attachment II, Capitation Payment, in its entirety and replace with the new Attachment H, Capitation Payment, contained at Exhibit 1 to this Amendment.

II. To amend the Contract by adding Section 4.8.17.6, which reads as follows:

4.8.17.6
If the Contractor fails to comply with the provisions of Section 4.8.17.1, the per member per month capitation rate, used by DCH to compensate the Contractor, will be reduced by 3.1% for the remaining term of the Contract, including any renewals.

Amendment #2
Contract #0654

III.  To amend the Contract by adding Section 4.8.17.7, which reads as follows:

4.8.17.7
DCH and Contractor acknowledge that any failure by Contractor to comply with the terms of Section 4.8.17.1 would constitute a material failure to implement the terms of the Contract and RFP. If liquidated damages are assessed against the Contractor due to its failure to comply with Section 4.8.17.1, the damages will be assessed in accordance with Section 23.2.1 (Category 1).

IV.  DCH and Contractor agree that they have assumed an obligation to perform the covenants, agreements, duties and obligations of the Contract, as modified and amended herein, and agree to abide by all the provisions, terms and conditions contained in the Contract as modified and amended.

V.   This Amendment shall be binding and inure to the benefit of the parties hereto, their heirs, representatives, successors and assigns. Whenever the provisions of this Amendment and the Contract are in conflict, the provisions of this Amendment shall take precedence and control.

VI.  It is understood by the Parties hereto that, if any part, term, or provision of this Amendment or this entire Amendment is held to be illegal or in conflict with any law of this State, then DCH, at its sole option, may enforce the remaining unaffected portions or provisions of this Amendment or of the Contract and the rights and obligations of the parties shall be construed and enforced as if the Contract or Amendment did not contain the particular part, term or provision held to be invalid.

VII. This Amendment shall become effective as stated herein and shall remain effective for so long as the Contract is in effect.

VIII. This Amendment shall be construed in accordance with the laws of the State of Georgia.

IX. All other terms and conditions contained in the Contract and any amendment thereto, not amended by this Amendment, shall remain in full force and effect.

-    SIGNATURES ON THE FOLLOWING PAGE   -

Amendment #2
Contract #0654

IN WITNESS WHEREOF, DCH and Contractor, through their authorized officers and agents, have caused this Amendment to be executed on their behalf as of the date indicated.

GEORGIA DEPARTMENT OF COMMUNITY HEALTH

/s/ RHONDA M. MEDOWS	January 28, 2008
Dr. Rhonda M. Medows, M.D.	Date
Commissioner

WELLCARE OF GEORGIA, INC.

/s/ TODD S. FARHA	November 16, 2007
* Signature Todd S. Farha Please Print/Type Name Here

            SEAL
AFFIX CORPORATE SEAL HERE
(Corporations without a seal, attach
a Certificate of Corporate Resolution)

ATTEST: /s/ THADDEUS BEREDAY
**Signature

Secretary
TITLE

* Must be President, Vice President, CEO or Other Authorized Officer
**Must be Corporate Secretary

Amendment #2
Contract #0654

CONFIDENTIAL - NOT FOR CIRCULATION
ATTACHMENT H

Attachment H is a table displaying the contracted rates by rate cell for each contracted region. These rates will be the basis for calculating capitation payments in each contracted Region.

(The table is displayed on the following page.)

Amendment #2
Contract #0654

Georgia Department of Community Health
Fiscal Year 2008 CMO Rates

			WellCare	WellCare
		QA Fee:	6.00%	5.50%
			July - Dec 2007	Jan - Jun 2008
Region	Aid Category	Age/Gender Group
Atlanta	Medicaid (LIM/Refugee/RSM)	0 - 2 Months, Male and Female	1,686.95	1,678.99
	Medicaid (LIM/Refugee/RSM)	3-11 Months, Male and Female	175.88	175.05
	Medicaid (LIM/Refugee/RSM)	1 - 5 Years, Male and Female	119.24	118.68
	Medicaid (LIM/Refugee/RSM)	6 - 13 Years, Male and Female	107.85	107.34
	Medicaid (LIM/Refugee/RSM)	14-20 Years, Female	172.10	171.28
	Medicaid (LIM/Refugee/RSM)	14-20 Years, Male	126.45	125.85
	Medicaid (LIM/Refugee/RSM)	21 - 44 Years, Female	249.62	248.45
	Medicaid (LIM/Refugee/RSM)	21 -44 Years, Male	252.83	251.63
	Medicaid (LIM/Refugee/RSM)	45+ Years, Female	438.16	436.10
	Medicaid (LIM/Refugee/RSM)	45+ Years, Male	440.12	438.04
	PeachCare	0 - 2 Months, Male and Female	179.39	178.55
	PeachCare	3-11 Months, Male and Female	179.39	178.55
	PeachCare	1 - 5 Years, Male and Female	104.48	103.98
	PeachCare	6 - 13 Years, Male and Female	108.68	108.17
	PeachCare	14 - 20 Years, Female	127.11	126.51
	PeachCare	14-20 Years, Male	119.01	118.45
	Breast and Cervical Cancer	All Ages	1,138.98	1,133.60
	Maternity Delivery/Kick Payment		6,777.77	6,745.80
Central	Medicaid (LIM/Refugee/RSM)	0 - 2 Months, Male and Female	1,723.33	1,715.20
	Medicaid (LIM/Refugee/RSM)	3-11 Months, Male and Female	215.31	214.29
	Medicaid (LIM/Refugee/RSM)	1 - 5 Years, Male and Female	127.66	127.06
	Medicaid (LIM/Refugee/RSM)	6 - 13 Years, Male and Female	115.61	115.07
	Medicaid (LIM/Refugee/RSM)	14-20 Years, Female	168.58	167.78
	Medicaid (LIM/Refugee/RSM)	14-20 Years, Male	121.55	120.97
	Medicaid (LIM/Refugee/RSM)	21 -44 Years, Female	274.58	273.29
	Medicaid (LIM/Refugee/RSM)	21 - 44 Years, Male	310.79	309.33
	Medicaid (LIM/Refugee/RSM)	45+ Years, Female	498.45	496.10
	Medicaid (LIM/Refugee/RSM)	45+ Years, Male	604.05	601.21
	PeachCare	0 - 2 Months, Male and Female	183.03	182.16
	PeachCare	3-11 Months, Male and Female	183.03	182.16
	PeachCare	1 - 5 Years, Male and Female	120.36	119.79
	PeachCare	6 - 13 Years, Male and Female	119.69	119.13
	PeachCare	14-20 Years, Female	148.84	148.14
	PeachCare	14-20 Years, Male	124.72	124.14
	Breast and Cervical Cancer	All Ages	1,161.84	1,156.36
	Maternity Delivery/Kick Payment		6,631.61	6,600.33
East	Medicaid (LIM/Refugee/RSM)	0 - 2 Months, Male and Female	1,604.21	1,596.65
	Medicaid (LIM/Refugee/RSM)	3-11 Months, Male and Female	206.47	205.50
	Medicaid (LIM/Refugee/RSM)	1 - 5 Years, Male and Female	134.69	134.05
	Medicaid (LIM/Refugee/RSM)	6 - 13 Years, Male and Female	114.15	113.61
	Medicaid (LIM/Refugee/RSM)	14-20 Years, Female	167.47	166.69
	Medicaid (LIM/Refugee/RSM)	14-20 Years, Male	119.67	119.11
	Medicaid (LIM/Refugee/RSM)	21 -44 Years, Female	271.23	269.95
	Medicaid (LIM/Refugee/RSM)	21 -44 Years, Male	299.17	297.75
	Medicaid (LIM/Refugee/RSM)	45+ Years, Female	476.03	473.78
	Medicaid (LIM/Refugee/RSM)	45+ Years, Male	611.35	608.47
	PeachCare	0-2 Months, Male and Female	183.03	182.16
	PeachCare	3-11 Months, Male and Female	183.03	182.16
	PeachCare	1 - 5 Years, Male and Female	123.30	122.72
	PeachCare	6 - 13 Years, Male and Female	117.74	117.18
	PeachCare	14-20 Years, Female	143.56	142.88
	PeachCare	14-20 Years, Male	121.01	120.43
	Breast and Cervical Cancer	All Ages	1,161.84	1,156.36
	Maternity Delivery/Kick Payment		6,702.49	6,670.87

11/1/2007, 2:21 PM

Georgia Department of Community Health
Fiscal Year 2008 CMO Rates

			WellCare	WellCare
		QA Fee:	6.00%	5.50%
			July - Dec 2007	Jan - Jun 2008
Region	Aid Category	Age/Gender Group
North	Medicaid (LIM/Refugee/RSM)	0 - 2 Months, Male and Female	1,682.74	1,674.80
	Medicaid (LIM/Refugee/RSM)	3-11 Months, Male and Female	210.78	209.79
	Medicaid (LIM/Refugee/RSM)	1 - 5 Years, Male and Female	139.70	139.04
	Medicaid (LIM/Refugee/RSM)	6-13 Years, Male and Female	127.19	126.59
	Medicaid (LIM/Refugee/RSM)	14-20 Years, Female	201.93	200.98
	Medicaid (LIM/Refugee/RSM)	14-20 Years, Male	140.11	139.45
	Medicaid (LIM/Refugee/RSM)	21 -44 Years, Female	317.82	316.32
	Medicaid (LIM/Refugee/RSM)	21 -44 Years, Male	338.12	336.53
	Medicaid (LIM/Refugee/RSM)	45+ Years, Female	514.19	511.76
	Medicaid (LIM/Refugee/RSM)	45+ Years, Male	611.35	608.47
	PeachCare	0 - 2 Months, Male and Female	183.03	182.16
	PeachCare	3-11 Months, Male and Female	183.03	182.16
	PeachCare	1 - 5 Years, Male and Female	119.96	119.40
	PeachCare	6-13 Years, Male and Female	123.36	122.77
	PeachCare	14-20 Years, Female	146.87	146.17
	PeachCare	14-20 Years, Male	136.52	135.87
	Breast and Cervical Cancer	All Ages	1,161.84	1,156.36
	Maternity Delivery/Kick Payment		6,631.92	6,600.63
Southeast	Medicaid (LIM/Refugee/RSM)	0-2 Months, Male and Female	1,674.18	1,666.29
	Medicaid (LIM/Refugee/RSM)	3-11 Months, Male and Female	227.57	226.49
	Medicaid (LIM/Refugee/RSM)	1 - 5 Years, Male and Female	135.55	134.91
	Medicaid (LIM/Refugee/RSM)	6 - 13 Years, Male and Female	118.76	118.20
	Medicaid (LIM/Refugee/RSM)	14-20 Years, Female	187.36	186.48
	Medicaid (LIM/Refugee/RSM)	14-20 Years, Male	121.12	120.55
	Medicaid (LIM/Refugee/RSM)	21 -44 Years, Female	308.16	306.70
	Medicaid (LIM/Refugee/RSM)	21 -44 Years, Male	317.36	315.86
	Medicaid (LIM/Refugee/RSM)	45+ Years, Female	532.84	530.33
	Medicaid (LIM/Refugee/RSM)	45+ Years, Male	565.23	562.57
	PeachCare	0-2 Months, Male and Female	183.74	182.87
	PeachCare	3-11 Months, Male and Female	183.74	182.87
	PeachCare	1 - 5 Years, Male and Female	125.56	124.97
	PeachCare	6 - 13 Years, Male and Female	128.60	128.00
	PeachCare	14-20 Years, Female	146.79	146.10
	PeachCare	14-20 Years, Male	127.02	126.42
	Breast and Cervical Cancer	All Ages	1,167.98	1,162.47
	Maternity Delivery/Kick Payment		6,955.47	6,922.67
Southwest	Medicaid (LIM/Refugee/RSM)	0 - 2 Months, Male and Female	1,766.20	1,757.87
	Medicaid (LIM/Refugee/RSM)	3-11 Months, Male and Female	242.09	240.95
	Medicaid (LIM/Refugee/RSM)	1 - 5 Years, Male and Female	145.16	144.48
	Medicaid (LIM/Refugee/RSM)	6 - 13 Years, Male and Female	119.44	118.88
	Medicaid (LIM/Refugee/RSM)	14-20 Years, Female	187.18	186.30
	Medicaid (LIM/Refugee/RSM)	14-20 Years, Male	121.48	120.90
	Medicaid (LIM/Refugee/RSM)	21 - 44 Years, Female	287.41	286.05
	Medicaid (LIM/Refugee/RSM)	21 -44 Years, Male	287.79	286.44
	Medicaid (LIM/Refugee/RSM)	45+ Years, Female	500.44	498.08
	Medicaid (LIM/Refugee/RSM)	45+ Years, Male	594.62	591.81
	PeachCare	0 - 2 Months, Male and Female	183.74	182.87
	PeachCare	3-11 Months, Male and Female	183.74	182.87
	PeachCare	1-5 Years, Male and Female	129.04	128.43
	PeachCare	6 - 13 Years, Male and Female	127.79	127.19
	PeachCare	14-20 Years, Female	144.83	144.15
	PeachCare	14-20 Years, Male	127.16	126.56
	Breast and Cervical Cancer	All Ages	1,167.98	1,162.47
	Maternity Delivery/Kick Payment		6,679.51	6,648.01

11/1/2007, 2:21 PM